Total Number of Pages including Exhibits 17
                                         --
Exhibit Index is on Page  3
                         --


                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


                                June 27, 1995
                      (Date of earliest event reported)


                        AVCO FINANCIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)


DELAWARE                        0-6119                     13-2530491
(State or other         (Commission File Number)        (I.R.S. Employer
jurisdiction of                                        Identification No.)
incorporation or
organization)


600 Anton Boulevard, Costa Mesa, CA                     92628-5011
(Address of principal executive offices)                (Zip Code)


              Registrant's telephone number, including area code
                                (714) 445-7860

Item 7. Financial Statements and Exhibits
- -----------------------------------------

(b)   Exhibits.

      The following exhibit relates to the Registrant's Registration Statement No. 33-55953 on Form S-3 with respect to which the Registrant commenced an offering from time to time of $700,000,000 of Medium Terms Notes, Series G due from more than 9 months to 10 years from date of issue.

      4(h)(1)   -- Form of Medium Term Notes, Series G.


                                  SIGNATURE
                                  ---------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVCO FINANCIAL SERVICES, INC.



By  HERBERT F. SMITH
    --------------------------
    Herbert F. Smith
    Senior Vice President


Dated:  June 27, 1995



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


                             INDEX TO EXHIBITS




                                                                Sequentially
Exhibit                                                             Numbered
Number                                                                  Page
- -------                                                         ------------
4(h)(1)       --Form of Medium Term Notes, Series G                  4  - 17





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